SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

        Date of Report                 AUGUST 5, 1998
(Date of earliest event reported)

               FIRST MID-ILLINOIS BANCSHARES, INC.
      (Exact name of Registrant as specified in its charter)

                            DELAWARE
          (State or other jurisdiction of incorporation)

       0-13368                                37-1103704
(Commission File Number)         (I.R.S. Employer Identification Number)

            1515 CHARLESTON AVENUE, MATTOON, ILLINOIS   61938
            (Address of principal executive offices)(Zip Code)

                             (217) 234-7454
           (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On August 5, 1998, the Registrant announced through a letter to its stockholders that its Board of Directors has authorized the repurchase of up to three percent (3%) of the total number of shares of the Company's common stock outstanding. For more information regarding this matter, reference is made to the letter to stockholders, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         EXHIBIT NO.

         99.1 Letter to Stockholders, dated August 5, 1998

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRST MID-ILLINOIS BANCSHARES, INC.

Dated:  August 5, 1998             By:/S/ WILLIAM S. ROWLAND
                                   William S. Rowland
                                   Chief Financial Officer